UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007 (April 9, 2007)
BOSTON LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

85 Main Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     Shareholder Proposals For The 2007 Annual Meeting Of Stockholders
     Boston Life Sciences, Inc., a Delaware corporation (the “Company”), will hold its 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) on June 7, 2007, which is a change of more than 30 days from the anniversary of the Company’s 2006 Annual Meeting of Stockholders held on December 14, 2006.
     Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that a shareholder intending to submit a proposal to be included in a company’s proxy statement to be considered at a company’s annual meeting notify the company of such proposal not less than 120 calendar days before the date of the proxy statement that the company released to shareholders the previous year, or, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, a reasonable time before the company begins to print and mail the proxy statement for the current year’s annual meeting. In addition, the advance notice provisions in the Company’s amended and restated bylaws (the “Bylaws”) require that a stockholder intending to submit a proposal to be considered at the Company’s annual meeting must notify the Company’s secretary of such proposal not later than the close of business on the 60th day nor earlier than the close of business on the ninetieth 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.
     Rule 14a-4(c)(1) under the Exchange Act requires that if a company did not have notice of a matter at least 45 days before the date of the proxy statement that the company released to shareholders the previous year, or if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, a reasonable time before the company begins to print and mail the proxy statement for the current year’s annual meeting, then the persons appointed by such company’s board of directors to act as proxies will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at the annual meeting.
     Consequently, any shareholder proposal sought to be included in the Company’s proxy materials for the 2007 Annual Meeting in accordance with (i) Rule 14a-8 of the Exchange Act, must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials and (ii) the Company’s Bylaws, by the 10th day following the day on which public announcement of the date of the 2007 Annual Meeting is first made by the Company. Therefore, pursuant to Rule 14a-8 under the Exchange Act and the Company’s Bylaws, the Company considers proposals received by the Company at its principal executive offices no later than April 19, 2007 to be a reasonable time before it begins to print and mail its proxy materials for the 2007 Annual Meeting. Shareholder proposals received by the Company after April 19, 2007 will be considered untimely and will not be included in the Company’s proxy statement for the 2007 Annual Meeting. The official notice of the 2007 Annual Meeting and proxy materials are expected to be sent to stockholders on or about April 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Life Sciences, Inc.
Date: April 9, 2007	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer